UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2007

Merck & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, New Jersey		08889
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-423-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)(3) On September 25, 2007, November 27, 2007 and December 18, 2007, Merck & Co., Inc. (the "Company") filed Current Reports on Form 8-K (the "Original Reports") to report the elections of Steven F. Goldstone, Thomas H. Glocer and Harry R. Jacobson to the Company's Board of Directors, respectively. The Original Reports are hereby amended pursuant to Instruction 2 to Item 5.02 of Form 8-K to report that on April 22, 2008 the Company's Board of Directors appointed:

• Steven F. Goldstone, as a member of the Audit Committee and the Compensation and Benefits Committee of the Board;
• Thomas H. Glocer, as a member of the Committee on Corporate Governance and the Compensation and Benefits Committee of the Board; and
• Harry R. Jacobson, as a member of the Committee on Public Policy and Social Responsibility and the Research Committee of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

April 28, 2008	By:	/s/ Debra A. Bollwage

Name: Debra A. Bollwage
Title: Senior Assistant Secretary